Eclipse Identity Recognition Corporation

Loan Agreement

Samuel Schneibalg

___________________________________________________________________________________________________

Eclipse Identity Recognition Corporation

Loan Agreement

$__1,330.00________

_January_ __2__, 2013

(Amount Loaned)

(Effective Date)

FOR     VALUE     RECEIVED,     the     undersigned,     ECLIPSE     IDENTITY     RECOGNITION

CORPORATION.,   a   Delaware   corporation   (the   “Company”),   promises   to   pay   to   Samuel

Schneibalg,  (the  “Lender”),  or  registered  assigns,  the  principal  sum  of  One  Thousand  Three  Hundred and  Thirty  Three  US  Dollars  ($__1,330.00__)  (the  “Principal  Amount”),  on  or  before  one  (1)  year from  the  date  of  this  Loan  (the  “Payment  Date”).  The  date  of  this  loan  is  the  date  indicated  above  of this loan agreement.

Upon  written  consent  of  both  parties  hereto,  the  Payment  Date  may  be  extended  beyond  the

Payment Date as agreed by both parties.

This  Loan  may  be  prepaid  in  whole  or  in  part  at  any  time  and  from  time  to  time  without prepayment  charge  or  penalty.  Simultaneously  with  any  prepayment  of  principal,  there  must  also  be paid all interest accrued on the amount of principal so prepaid and all other sums then due hereunder or under any instrument, document or other writing now or hereafter securing or pertaining to this Loan.

In  case  one  or  more  of  the  following  events  (each,  an  “Event  of  Default”)  (whatever  the  reason for  such  Event  of  Default  and  whether  it  shall  be  voluntary  or  involuntary  or  be  effected  by  operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

(a)

default in the payment of all of this Loan as and when the same shall become due and payable in accordance with the terms hereof or otherwise and such default continues for

30 days after written notice from the Lender to the Company; or

(b)

the Company pursuant to or within the meaning of any bankruptcy law (i) commences a voluntary case or proceeding, (ii) consents to the entry of an order for relief against it in an involuntary case or proceeding, (iii) consents to the appointment of a custodian, receiver,

trustee, assignee, liquidator or similar official of it or for all or substantially all of its property, (iv) makes a general assignment for the benefit of her creditors; or

______________________________________________________________________________

Copyright © 2012 Eclipse Identity Recognition Corporation. All Rights Reserved.

     * Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com *

Eclipse Identity Recognition Corporation

Loan Agreement

Samuel Schneibalg

___________________________________________________________________________________________________

(c)

a  court  of  competent  jurisdiction  enters  an  order  or  decree  under  any  bankruptcy  law  that

(i)  is  for  relief  against  the  Company  in  an  involuntary  case,  (ii)  appoints  a  custodian,

receiver,  trustee,  assignee,  liquidator  or  similar  official  of  the  Company  or  for  all  or substantially  all  of  the  property  of  the  Company,  or  (iii)  orders  the  liquidation  of  the

Company and such order or decree remains unstayed and in effect for 10 days;

then, in each case where an Event of Default occurs, cumulative of and in addition to all other rights and remedies available to the Lender, the Lender, may, at its option, declare the payment hereon to be due and payable immediately.

No right or remedy herein conferred upon or reserved to the Lender is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

No  delay  or  omission  of  the  Lender  to  exercise  any  right  or  power  accruing  upon  any  Default or Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be  construed  to  be  a  waiver  of  any  such  Default  or  Event  of  Default  or  an  acquiescence  therein;  and every  power  and  remedy  given  by  this  Loan  or  by  law  may  be  exercised  from  time  to  time,  and  as often as shall be deemed expedient, by the Lender.

Company  waives  diligence,  presentment,  demand,  protest,  and  notice  of  any  kind  whatsoever.

The  non-exercise  by  Lender  of  any  of  Lender's  rights  hereunder  in  any  instance  shall  not  constitute  a waiver thereof in that or any subsequent instance.

This  Loan,  and  the  obligations  and  rights  of  the  Company  hereunder,  shall  be  binding  upon and inure to the benefit of the Company, the Lender and their respective heirs, successors and assigns.

This   Loan   and   any   documents   attached   hereto   as   Exhibits   or   Appendices   constitute   the

entire agreement and  understanding  between  the  parties  with  respect  to  the  subject  matter  herein  and therein,  and  supersede  and  replace  any  and  all  prior  agreements  and  understandings,  whether  oral  or written with respect to such matters.

This  Loan  shall  be  construed  and  interpreted  in  accordance  to  the  laws  of  the  State  of

California,  United  States  of  America,  without  giving  effect  to  its  conflicts  of  law  principles.  Any dispute,  controversy,  claim,  or  difference  arising  out  of,  or  in  connection  with,  or  resulting  from  this

Agreement,  its  application  or  interpretation,  or  a  breach  thereof,  which  cannot  be  settled  amicably  by  the

______________________________________________________________________________

Copyright © 2012 Eclipse Identity Recognition Corporation. All Rights Reserved.

     * Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com *

Eclipse Identity Recognition Corporation

Loan Agreement

Samuel Schneibalg

___________________________________________________________________________________________________

parties,  shall  be  resolved  definitively  and  exclusively  by  arbitration  under  the  Rules  of  Procedure  of  the

American Arbitration Association

IN  WITNESS  WHEREOF,  this  Loan  has  been  executed  and  delivered  as  a  sealed  instrument  on  the date first above written by the duly authorized representative of the Company.

ECLIPSE IDENTITY RECOGNITION CORPORATION

By:

Name: __Stephen D. Miller___________________

Title: __Chief Executive Officer_______________

Dated: ___________________1/02/2013

LENDER

By: ______  shmuel shneibalg__________

Name (Print): ____Samuel Schneibalg_____________

Title (if applicable): ______None________________

Company (if applicable): ____None______________

Address: _____5509 11th Avenue________________

__________Brooklyn, NY 11219_______________

Telephone: ____917-620-6401__________________

Fax: ______None____________________________

Dated: ______________________1/2/2013

(Signature Page of Promissory Loan)

______________________________________________________________________________

Copyright © 2012 Eclipse Identity Recognition Corporation. All Rights Reserved.

     * Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com *

Eclipse Identity Recognition Corporation

Loan Agreement

Samuel Schneibalg

___________________________________________________________________________________________________

APPENDICES (attach if any)

______________________________________________________________________________

Copyright © 2012 Eclipse Identity Recognition Corporation. All Rights Reserved.

     * Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com *